VIA EDGAR

September 1, 2022

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company
File No. 811-07082

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), the above referenced separate account, a unit investment trust registered under the 1940 Act, has sent (or will send) to its contract owners the semi-annual reports dated June 30, 2022, for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1(b) under the 1940 Act.

Pursuant to Rule 30d-1 under the 1940 Act, the management investment companies listed below filed, or will file, annual reports with the Commission via EDGAR and are incorporated by reference herein.

Investment Company	1940 Act Registration No.	CIK No.
Fidelity Variable Insurance Products Funds	811-05361	0000823535
Pacific Select Fund	811-05141	0000813900

Sincerely,

/s/ Brandon J. Cage

Brandon J. Cage
Assistant Vice President & Counsel
Pacific Life Insurance Company